Exhibit 10.19

                      STOCKHOLDER REPRESENTATION STATEMENT

                       AND TRANSFER RESTRICTION AGREEMENT

       This Stockholder Representation Statement and Transfer Restriction Agreement (this "AGREEMENT") is dated as of June 14, 2005, by and between Secured Services, Inc., a Delaware corporation (the "COMPANY"), and the undersigned holder ("HOLDER") of issued and outstanding shares of capital stock of Chameleon Technologies, Inc. ("CHAMELEON") identified on the signature pages hereto.

       WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT") and Rule 506 promulgated thereunder, the Company desires to issue and sell to Holder, and Holder desires to purchase from the Company, securities of the Company pursuant to the terms of the Merger Agreement.

       NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

       1.1    DEFINITIONS.  In addition to the terms  defined  elsewhere in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

              "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

              "CERTIFICATE OF DESIGNATION" means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware.

              "CLOSING" means the closing of the Merger.

              "CLOSING DATE" means the Trading Day when all of the conditions precedent to closing of the Merger have been satisfied or waived.

              "COMMISSION"   means  the  Securities  and  Exchange   Commission.

              "COMMON STOCK" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed into.

              "COMPANY COUNSEL" means Morse, Zelnick, Rose & Lander, LLP.

              "CONVERSION PRICE" shall have the meaning ascribed to such term in the Certificate of Designation.

              "DEBENTURES" means the debentures sold pursuant to the Debenture Purchase Agreement.

              "DEBENTURE PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of June 13, 2005, between the Company and the purchasers signatory thereto.

              "DEBENTURE PURCHASER" the purchasers of Debentures pursuant to the Debenture Purchase Agreement.

              "EFFECTIVE DATE" means the date that the initial Registration Statement filed by the Company pursuant to the Investor Rights Agreement is first declared effective by the Commission.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

              "INVESTOR RIGHTS AGREEMENT" means the Investor Rights Agreement, dated the date hereof, among the Company and the signatories thereto.

              "LEGEND REMOVAL DATE" shall have the meaning ascribed to such term in Section 4.1(c).

              "MAXIMUM  RATE"  shall have the  meaning  ascribed to such term in
       Section 5.17.

              "MAXIMUM DEBENTURE AMOUNT" shall mean the total aggregate dollar amount of Debentures sold pursuant to the Debenture Purchase Agreement.

              "MAXIMUM SECURITIES AMOUNT" shall mean the total aggregate number of shares of Common Stock issued or issuable pursuant to the Merger Agreement, assuming for this purpose the exercise of all Securities which are exercisable, the conversion of all Securities which are convertible and the conversion and exercise with respect to convertible Securities which are convertible into exercisable Securities.

              "MERGER AGREEMENT" means the Merger Agreement by and among the Company, Chameleon and Secured Mobile, Inc.

              "MERGER" means the merger of Chameleon with and into Secured Mobile, Inc. pursuant to the terms of the Merger Agreement.

              "MERGER HOLDERS" means the recipients of Securities pursuant to the Merger.

              "PERMITTED PLEDGE" means a pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Investor Rights Agreement and, if required under the terms of such arrangement, Holder may transfer pledged or secured Securities to the pledgees or secured parties.

              "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

              "PREFERRED STOCK" means the up to 5,000 shares of the Company's 7.5% Series ___ Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

              "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Investor Rights Agreement and covering the resale of the Underlying Shares by each purchaser as provided for in the Investor Rights Agreement.

              "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

              "SECURITIES" means the Preferred Stock, the Warrants and the Underlying Shares.

              "SECURITIES ACT" means the Securities Act of 1933, as amended.

              "STATED VALUE" means $1,000 per share of Preferred Stock.

              "TRADING DAY" means a day on which the Common Stock is traded on a Trading Market.

              "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

              "TRANSACTION DOCUMENTS" means this Agreement, the Merger Agreement, the Certificate of Designation, the Warrants, the Investor Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

              "TRANSFER" means, with respect to securities, any sale, transfer or exchange, in each case for consideration; PROVIDED that a Permitted Pledge shall not constitute a Transfer.

              "UNDERLYING SHARES" means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of the Certificate of Designation.

              "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Merger Holders holding a majority of the Stated Value of the shares of Preferred Stock then outstanding.

              "WARRANTS" means collectively the Common Stock purchase warrants delivered to the Merger Holders at the Closing in accordance with the Merger Agreement, which Warrants shall be exercisable immediately and have a term of exercise equal to four years.

              "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF HOLDER

       The undersigned Holder hereby, for itself and for no other Person, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

       2.1 OWN ACCOUNT. Holder understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Holder's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Holder is acquiring the Securities hereunder in the ordinary course of its business. Holder does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

       2.2 HOLDER STATUS. At the time Holder was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts any shares of Preferred Stock or exercises any Warrants, it will be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

       2.3 EXPERIENCE OF HOLDER. Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

       2.4 GENERAL SOLICITATION. Holder is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

       2.5 SEC REPORTS. Holder has received from the Company the SEC Reports (as defined in the Merger Agreement) and has had an opportunity to speak to and ask questions of the officers of the Company concerning the Company, its financial condition, its business and prospects which the Holder deems to be adequate.

       The Company acknowledges and agrees that the Holder does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article II.

                                   ARTICLE III
                        CONTRACTUAL TRANSFER RESTRICTIONS

       3.1 TRANSFER RESTRICTIONS. Holder has executed the form of lock-up agreement attached hereto as Exhibit A (the "LOCK-UP AGREEMENT").

       3.2    LEGEND.   Holder  agrees  to  the  imprinting,   so  long  as  the
restrictions of the Lock-Up Agreement are applicable, of a legend on any of the Securities in the following form:

       THESE SECURITIES [AND THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] ARE SUBJECT TO CERTAIN CONTRACTUAL RESTRICTIONS ON TRANSFER. A COPY OF THE AGREEMENT RESTRICTING TRANSFER MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY'S SECRETARY. THESE SECURITIES AND THE

       SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

       The Company agrees that at such time as such legend is no longer required under this Article III, it will, no later than three Trading Days following the delivery by Holder to the Company and the Company's transfer agent of a certificate representing Securities issued with a restrictive legend, deliver or cause to be delivered to Holder a certificate representing such shares that is free from the restrictive legends otherwise required by this Article III.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

       4.1    SECURITIES LAWS TRANSFER RESTRICTIONS.

              (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of Holder, or to a constituent partner, limited partner, member (or retired partner, limited partner or member) of Holder or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Holder under this Agreement and the Investor Rights Agreement.

              (b) Holder agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

       [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH

       A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

              The Company acknowledges and agrees that Holder may from time to time enter into a Permitted Pledge in some or all of the Securities and, if required under the terms of such arrangement, Holder may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Holder's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Investor Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

              (c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any shares of Preferred Stock or any portion of a Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by Holder to the Company or the Company's transfer agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the "LEGEND REMOVAL DATE"), deliver or cause to be delivered to Holder a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to Holder by crediting the account of Holder's prime broker with the Depository Trust Company System.

              (d) In addition to Holder's other available remedies, the Company shall pay to

       Holder, in cash, as partial liquidated damages and not as a penalty, for each $2,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to
       Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 5 Trading Days after such damages have begun to accrue) for each Trading Day after the second Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit Holder's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

              (e) Holder, severally and not jointly with the other recipients of capital stock of the Company pursuant to the Merger, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that Holder will sell any Securities only pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

              (f) Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Merger Holders holding a majority in interest of the shares of Preferred Stock.

       4.2 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Merger Holder and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

       4.3 FURNISHING OF INFORMATION. As long as Holder owns Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Holder owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Holder and make publicly available in accordance with Rule 144(c) such information as is required for Holder to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

       4.4 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to Holder or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

       4.5 CONVERSION AND EXERCISE PROCEDURES. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the procedures required of Holder in order to exercise the Warrants or convert the Preferred Stock. No additional legal opinion or other information or instructions shall be required of Holder to exercise its Warrants or convert its Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

       4.6 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to Chameleon disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto. The Company and Holder shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor Holder shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Holder, or without the prior consent of Holder, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Holder, or include the name of Holder in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of Holder, except (i) as required by federal securities law in connection with the registration statement contemplated by the Investor Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Merger Holders with prior notice of such disclosure permitted under subclause (i) or (ii).

       4.7 SHAREHOLDER RIGHTS PLAN. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that Holder is an "Acquiring Person" under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Holder could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Holder. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                                    ARTICLE V
                                  MISCELLANEOUS

       5.1 TERMINATION. This Agreement may be terminated by Holder, as to Holder's obligations hereunder only, by written notice to the other party, if the Closing has not been consummated on or before June ___, 2005; PROVIDED, HOWEVER, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

       5.2 FEES AND EXPENSES. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.

       5.3 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

       5.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

       5.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

       5.6 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

       5.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Holder, which consent shall not be unreasonably withheld. Holder may assign any or all of its rights under this Agreement to any Person to whom Holder assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Holder.

       5.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

       5.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

       5.10 SURVIVAL. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations.

       5.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

       5.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

       5.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Holder exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Holder may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; PROVIDED, HOWEVER, in the case of a rescission of a conversion of the Preferred Stock or exercise of a Warrant, Holder shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

       5.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

       5.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Holder and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

       5.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to Holder pursuant to any Transaction Document or Holder enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

       5.17 USURY. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "MAXIMUM RATE"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at Holder's election.

       5.19 LIQUIDATED DAMAGES. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

       5.20 CONSTRUCTION. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, the parties hereto have caused this Stockholder Representation Statement and Transfer Restriction Agreement to be duly executed by their respective authorized signatories as of the date
                             first indicated above.


SECURED SERVICES, INC.                       ADDRESS FOR NOTICE:
                                             -------------------

By: _/s/ King Moore__________________        110 Williams Street, 14th Floor
    Name: King Moore                         New York, New York 10038
    Title: President and CEO

With a copy to (which shall not constitute notice):

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                       SIGNATURE PAGE FOR HOLDER FOLLOWS]

      [HOLDER SIGNATURE PAGES TO STOCKHOLDER REPRESENTATION STATEMENT AND
                        TRANSFER RESTRICTION AGREEMENT]

       IN WITNESS WHEREOF, the undersigned have caused this Stockholder Representation Statement and Transfer Restriction Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Nextpoint Partners II, LP
                -------------------------

SIGNATURE OF AUTHORIZED SIGNATORY OF HOLDER:

                                       By: NextPoint GP LLC, its General Partner
                                       By: /s/ Michael Faber
                                           -----------------
                                                A member

Name of Authorized Signatory: ___________________________
Title of Authorized Signatory: __________________________
Email Address of Holder:_________________________________

Address for Notice of Holder:               701 Pennsylvania Avenue NW
                                            Suite 900
                                            Washington, DC 20004

Address for Delivery of Securities for Holder (if not same as above):




Shares of Preferred Stock:
Warrant Shares:
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]